UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 5, 2009
FUEL TECH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33059 (Commission File Number)	20-5657551 (IRS Employer Identification No.)
Fuel Tech, Inc.
27601 Bella Vista Parkway
Warrenville, IL 60555-1617
630-845-4500
(Address and telephone number of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
This Amendment No. 1 to the Form 8-K filed by Fuel Tech, Inc. (“Fuel Tech” or the “Company”) on January 8, 2009 (the “Original 8-K”) is being filed to provide certain financial information not included in the Original 8-K as permitted under Item 9.01(4) of Form 8-K. The Original 8-K was filed to report the Company’s completion of its acquisition of substantially all of the assets of Advanced Combustion Technology, Inc.
The information previously reported in the Original 8-K and the copy of the asset purchase agreement entered into by the parties in connection with the transaction, attached as Exhibit 10.8 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, are incorporated by reference herein.
Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits
(a) Financial Statements of Business Acquired
Audited financial statements of Advanced Combustion Technology, Inc. as of and for the twelve months ended December 31, 2008, 2007, and 2006, as required by this Item 9.01 (a), are attached as Exhibit 99.1 hereto and incorporated by reference.
(b) Pro Forma Financial Information
Attached hereto as Exhibit 99.2 are the unaudited pro forma condensed consolidated balance sheet and related audited statement of operations of the Company as of and for the year ended December 31, 2008.
The pro forma financial information is presented to illustrate the effects of the acquisition on the historical financial position and operating results of the Company and Advanced Combustion Technology, Inc.
The unaudited pro forma condensed consolidated balance sheet at December 31, 2008 gives effect to the acquisition as if it had occured as of that date. The unaudited pro forma statement of operations gives the effect to the acquisition as if it had occurred on January 1, 2008.
The pro forma financial information has been derived from, and should be read in conjunction with, the historical consolidated financial statements, including notes to such statements, of the Company and Advanced Combustion Technology, Inc. For the Company, those financial statements are included in Fuel Tech’s Annual Report on Form 10-K for the year ended December 31, 2008. For Advanced Combustion Technology, Inc., those financial statements are attached hereto.
The pro forma financial information is presented for informational purposes only and is not necessarily indicative of the financial position or results of operations that would have occurred had the acquisition been consummated as of the dates indicated. In particular, the pro forma financial information includes adjustments based upon currently available information and upon assumptions that management believes are reasonable. The adjustments included in the pro forma financial information represent the preliminary determination of these adjustments based upon available information. The Company cannot assure that the actual adjustments will not differ from the pro forma adjustments reflected in the pro forma financial information.
(c) Exhibits

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP

99.1	Audited financial statements of Advanced Combustion Technology, Inc. for the twelve months ended December 31, 2008, 2007 and 2006.

99.2	Unaudited pro forma condensed consolidated balanced sheet and related unaudited proforma statement operations of the Company and Advanced Combustion Technology, Inc. as of December 31, 2008.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuel Tech, Inc. (Registrant)
Date: March 20, 2009
	By:	/s/ John P. Graham
John P. Graham
Chief Financial Officer, Sr. Vice President and Treasurer